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                                                                   EXHIBIT 10.46

                        SINO INVESTMENT HOLDINGS LIMITED

                                 PROMISSORY NOTE

Date: November 10, 2006

     FOR VALUE RECEIVED, the undersigned, SINO INVESTMENT HOLDINGS LIMITED (the "BORROWER"), a company incorporated under the laws of the Commonwealth of the Bahamas with registration number 141019B and having its registered office located at Charlotte House, Charlotte Street, P.O. Box N-341, Nassau, Bahamas ("SINO") PROMISES TO PAY to or to the order of XINHUA FINANCE MEDAI LIMITED, a company incorporated in the Cayman Islands with registration number 157511 and having its registered office located at Century Yard, Cricket Square, Hutchins Drive, P.O. Box 2681GT, George Town, Grand Cayman, British West Indies ("XFM") the principal amount of seven million and nine hundred thousand (US$7,900,000) DOLLARS in lawful money of the United States ON DEMAND.

     This Note shall be governed by and interpreted and enforced in accordance with the laws of Hong Kong

     IN WITNESS WHEREOF Sino has executed this Note.

                                        SINO INVESTMENT HOLDINGS LIMITED


                                        By: /s/
                                            ------------------------------------
                                            Authorized Signing Officer